EXHIBIT B

                    FIFTH AMENDMENT TO TINTIC UTAH METALS LLC
                               OPERATING AGREEMENT


         This Fifth Amendment to the Tintic Utah Metals LLC Operating Agreement (this "Agreement") is made and entered into as of the 1st day of January, 2001 by and between CHIEF CONSOLIDATED MINING COMPANY, an Arizona corporation ("Chief") and KZ UTAH, INC., a Delaware corporation ("Korea Zinc").

                                    RECITALS

         A. The parties hereto are the remaining parties to that certain Operating Agreement of Tintic Utah Metals LLC, dated as of July 17, 1996, as previously amended on March 11, 1997, November 10, 1997, October 1, 1998 and September 9, 1999 (the "Operating Agreement") and are all of the Members of Tintic Utah Metals LLC, a Colorado limited liability company ("Tintic Utah").

         B. Chief is vested with a 75% Membership Interest in Tintic Utah; Korea Zinc is vested with a 25% Membership Interest in Tintic Utah.

         C. Chief and Korea Zinc desire to further amend the Operating Agreement so as to extend the time period to December 31, 2002, within which time period Chief shall have the right to exercise the Option granted to it by Korea Zinc under the Third Amendment dated October 1, 1998 to the Operating Agreement, which time was previously extended to December 31, 2000 under the Fourth Amendment dated September 9, 1999, to purchase Korea Zinc's entire 25% Membership Interest in Tintic Utah.

                                    AMENDMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and the mutual benefits to be derived by the parties hereunder, the parties agree to amend the Operating Agreement as follows:

         1. GENERAL. Unless otherwise defined in this Amendment, all terms used in this Amendment shall have the same meaning as set forth in the Operating Agreement as previously amended, including its Exhibits.

         2. EXTENSION OF OPTION. The time period during which Chief shall have the right to exercise the Option to purchase from Korea Zinc the entire 25% Membership Interest owned by Korea Zinc in Tintic Utah under Section 18.21 of
Article XVIII of the Operating Agreement, which Section 18.21 was added to the Operating Agreement under the terms of the Third Amendment dated October 1, 1998 to the Operating Agreement, and which time period was extended from October 15, 1999 to December 31, 2000 under the Fourth Amendment dated September 9, 1999 to the Operating Agreement, is hereby extended from December 31, 2000 to December 31, 2002. Accordingly, Section 18.21, which defined the Option Period as being from October 1, 1998 to December 31, 2000, is hereby amended so as to change the Option Period to be from October 1, 1998 to December 31, 2002.

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         3. EXERCISE PRICE OF THE OPTION. The price at which Chief may exercise the Option as set forth at Section 18.21(a) of the Operating Agreement, as contained in the Third Amendment dated October 1, 1998 to the Operating Agreement, is hereby increased from Two Million ($2,000,000 U.S.) Dollars to Three Million ($3,000,000 U.S.) Dollars.

         4. SECTION 18.21 TO REMAIN IN FORCE. Except with respect to the Option Period and the exercise price of the Option, as amended herein, all the other terms and provisions of said Section 18.21 shall remain in full force and effect.

         5. CERTAIN PROVISIONS IN EFFECT DURING OPTION PERIOD. Section "3" of the Third Amendment dated October 1, 1998 to the Operating Agreement, as previously amended by the Fourth Amendment dated September 9, 1999 to the Operating Agreement, is hereby further amended by deleting the date "December 31, 2000" and substituting the date "December 31, 2002" in its place and stead, and by deleting the date "January 1, 2001" and substituting the date "January 1, 2003" in its place and stead. Except with respect to the aforesaid changes in dates, as amended herein, all the other terms and provisions of said Section "3" of the Third Amendment dated October 1, 1998 to the Operating Agreement shall remain in full force and effect.

         6. OPERATING AGREEMENT, AS PREVIOUSLY AMENDED, REMAINS IN EFFECT. Except as expressly set forth in this Amendment, the terms and conditions of the Operating Agreement, as previously amended, shall remain in full force and effect in accordance with their terms. The headings in this Amendment are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent of intent of this Amendment or any provision hereof.

         Executed to be effective as of the date first above written.

TINTIC UTAH METALS LLC
  MEMBERS:

    CHIEF CONSOLIDATED
    MINING COMPANY                              KZ UTAH, INC.


    By:      /s/ Leonard Weitz                  By:      /s/ Yong Duh Kim
       --------------------------------            -----------------------------
             Leonard Weitz                               Yong Duh Kim
             Chairman                                    Vice President